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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


         KNOWN ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer of Atlas Air Worldwide Holdings, Inc., a Delaware corporation (the "Company"), as of March 15, 2007, hereby constitutes and appoints William J. Flynn, John W. Dietrich, Michael L. Barna and Adam R. Kokas, and each of them, his/her true and lawful attorney-in-fact and agent, with full power substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done so that such Annual Report on Form 10-K shall comply with the Securities Exchange Act of 1934, as amended, and the applicable Rules and Regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney may be executed in one or more counterparts.


                           [Signature Page Follows]


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         IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand as of the date first above written.



/s/ Eugene I. Davis
--------------------------------------
Eugene I. Davis, Chairman of the Board



/s/ William J. Flynn
--------------------------------------------
William J. Flynn, President, Chief Executive
Officer and Director (Principal Executive
Officer)



/s/ Michael L. Barna
--------------------------------------------
Michael L. Barna, Senior Vice President and
Chief Financial Officer (Principal Financial
Officer)




/s/ Gordon L. Hutchinson
-----------------------------------------
Gordon L. Hutchinson, Vice President and
Controller (Principal Accounting Officer)



/s/ Robert F. Agnew
-------------------------
Robert F. Agnew, Director



/s/ Timothy J. Bernlohr
-----------------------------
Timothy J. Bernlohr, Director



/s/ Keith E. Butler
-------------------------
Keith E. Butler, Director

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/s/ Jeffrey H. Erickson
-----------------------------
Jeffrey H. Erickson, Director



/s/ James S. Gilmore III
------------------------------
James S. Gilmore III, Director



/s/ Carol B. Hallett
--------------------------
Carol B. Hallett, Director



/s/ Frederick McCorkle
----------------------------
Frederick McCorkle, Director